UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 24, 2017
THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

During the first quarter 2017, The Brink’s Company (the “Company”) implemented changes to its organizational and management structure that resulted in changes to the Company’s operating segments for financial reporting purposes. Through the fiscal year ended December 31, 2016, the Company's business was reported in nine operating segments: U.S., France, Mexico, Brazil, Canada, Latin America, EMEA, Asia and Payment Services. Changes in the Company's management reporting structure during the first quarter of 2017 required the Company to conduct an assessment in accordance with ASC Topic 280, Segment Reporting, to determine its operating segments. As a result of this assessment, the Company now has the following operating segments: North America; South America; and Rest of World (ROW). The Company will begin to report results under the new structure with the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

The Company is furnishing this Current Report on Form 8-K to provide certain unaudited historical segment information for the fiscal years and related quarters of 2016 and 2015, revised to reflect the Company’s new operating segment structure, to assist investors in making comparisons of financial information for current and future periods with financial information from prior periods. The changes in the segment structure affect only the manner in which the results for the operating segments were previously reported. The Company’s new segment structure has no impact on the Company’s previously reported consolidated statements of operations, consolidated statements of comprehensive income (loss), consolidated balance sheets, consolidated statements of equity and consolidated statements of cash flows. To be clear, the revised information does not represent a restatement of previously issued financial statements.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 8.01 of this current report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 9.01		Financial Statements and Exhibits.

(d)	Exhibits

	99.1	The Brink's Company Segment Results (unaudited) for 2015 and 2016 (as revised to reflect new operating segment structure)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

Date: February 24, 2017	By:	/s/McAlister C. Marshall
McAlister C. Marshall Senior Vice President

EXHIBIT	DESCRIPTION

99.1	The Brink's Company Segment Results (unaudited) for 2015 and 2016 (as revised to reflect new operating segment structure)